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                                                               EXHIBIT 23 (viii)



             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 19, 1998, with respect to the financial statements of Able Telcom Holding Corp. included in the Registration Statement (Amendment No. 1 to Form F-4 No. 333-47608) and related Proxy
Statement/Prospectus of Bracknell Corporation.


                                                           /s/ ERNST & YOUNG LLP

West Palm Beach, Florida
November 6, 2000